[Scudder Investments logo]

Scudder S&P 500 Stock Fund

Classes A, B and C

Annual Report

August 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meetings Results

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder S&P 500 Stock Fund	Nasdaq Symbol	CUSIP Number
Class A	KSAAX	811166701
Class B	KSABX	811166800
Class C	KSACX	811166883

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder S&P 500 Stock Fund	1-Year	Life of Class**
Class A	-18.87%	-18.54%
Class B	-19.55%	-19.16%
Class C	-19.55%	-19.16%
S&P 500 Index+	-17.99%	-17.35%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/02	$ 5.75	$ 5.68	$ 5.68
8/31/01	$ 7.10	$ 7.06	$ 7.06
Distribution Information: Twelve Months: Income Dividends	$ 0.01	$ -	$ -

Class A Lipper Rankings - S&P 500 Index Objective Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	137	of	176	78

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results would have been less favorable.

S&P 500 is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Scudder Investments, Inc. The product is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

Growth of a $10,000 Investment(a)* (Adjusted for Sales Charge)
[] Scudder S&P 500 Stock Fund - Class A [] S&P 500 Index+

Comparative Results* (Adjusted for Sales Charge)
Scudder S&P 500 Stock Fund		1-Year	Life of Class**
Class A	Growth of $10,000	$7,748	$5,830
	Average annual total return	-22.52%	-20.08%
Class B	Growth of $10,000	$7,804	$5,814
	Average annual total return	-21.96%	-20.17%
Class C	Growth of $10,000	$8,045	$5,994
	Average annual total return	-19.55%	-19.16%
S&P 500 Index+	Growth of $10,000	$8,201	$6,310
	Average annual total return	-17.99%	-17.35%

The growth of $10,000 is cumulative.

* Returns during the life of class period shown reflect a temporary fee and/or expense waiver. Without this waiver, returns would have been lower.
** The Fund commenced operations on April 3, 2000. Index comparisons begin March 31, 2000.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

We need to see three things occur before we can predict that a strong, self-sustaining economic recovery will take hold: Companies have to start increasing their investment in capital goods (such as equipment), the labor market has to improve, and consumers have to spend money.

Right now, the outlook is good. Consumer spending is resilient, especially on autos and housing. And capital spending and employment are beginning to revive, but slowly. However, corporations remain hesitant to start hiring and investing aggressively again.

The picture gets better when you add stimulative monetary policies (such as interest rate cuts). If the current scenario does continue to play out, the Federal Reserve Board will likely refrain from raising interest rates for at least the next few quarters. And if the recovery stumbles, it's likely that the Fed will cut rates aggressively - even though rates are already very low.

As a result, we expect the current moderate recovery to continue and gain momentum as firms slowly become more confident in the profit outlook and begin taking advantage of rebounding profits to invest and hire again.

The situation is similar worldwide. Despite political tensions and the threat of terrorism, the first half of this year saw a synchronized world economic recovery. This was led by the US, but Japan has probably shown the most surprising strength. Inflation remains low in most countries. As we go to press, oil prices have risen only moderately despite rising fears of an attack on Iraq.

If this moderate recovery persists, as we expect, the fixed-income markets will likely give up some of their recent gains. But a backdrop of modest growth, low (and gently declining) inflation, and steady Fed policy suggests any backup in rates is apt to be limited until the recovery strengthens appreciably and Fed tightening prospects re-emerge (next spring at the earliest).

Economic Guideposts Data as of 8/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will the recovery affect the equity markets? They have been returning to reality after a long period of excessive valuations. The markets have since been purging this excess, bringing equity prices back to reality. The adjustment may be nearing completion, but returns are unlikely to come close on a sustained basis to the heady (and unjustified) gains of the late 1990s. We need to keep an eye on the possibility of war in Iraq, which has begun to weigh on sentiment.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of September 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder S&P 500 Stock Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder S&P 500 Stock Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

James Creighton, Jr.

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management
in 1999.

Head of Global Equity Index Management.

Over 27 years of investment industry experience.

William O'Brien

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 after six years of experience as a portfolio manager in global structured investments and the US tactical asset allocation at PanAgora Asset Management.

MBA, Boston College.

In the following interview, portfolio management team member William O'Brien discusses Scudder S&P 500 Stock Fund's market environment and investment results for the fund's most recent fiscal year ended August 31, 2002.

Q: Will you describe the investment environment for Scudder S&P 500 Stock Fund over its most recent fiscal year?

A: As we stated in our previous report six months ago, it's impossible to view market activity over the past 12 months without taking into account events that began to unfold in September 2001. Economic growth had already been in decline, but the terrorist attacks in New York, Washington, D.C., and Pennsylvania made things that much worse: When the NYSE reopened on September 17, the market sold off by 12 percent in just five trading days. The quick and early military victory over the Taliban in Afghanistan along with the Federal Reserve's drastic actions to lower interest rates (to their lowest levels since July 1961) helped the market regain some lost ground during the first half of the fund's fiscal year.

During the second half of the fiscal year, blue-chip stocks were volatile, reflecting the market's intense focus on a steady stream of conflicting economic data. Toward the end of the period, most of that data became even weaker. As an example, consumer confidence has declined during each of the past three months. So we haven't seen the pickup in the US economy that most experts were anticipating. There has also been quite a bit of concern over the corporate governance and accounting scandals that have captured the media's attention. More recently, these sorts of concerns have reached beyond Enron, WorldCom and Global Crossing to firms such as J.P. Morgan Chase, Citigroup and AOL. Unfortunately, it's likely that corporate governance and accounting issues will continue to wash through the market for a few more months.

Q: How did the fund perform over the past 12 months?

A: In a difficult period for the stock market, the total return for Class A shares of Scudder S&P 500 Stock Fund (unadjusted for sales charges) declined 18.87 percent, in keeping with the -17.99 percent return of the S&P 500 index.

Q: What were the best- and worst-performing sectors and stocks over the period?

A: Over the 12-month period, the best-performing sector of the S&P 500 was consumer staples, with a barely positive return of 0.69 percent. The worst-performing sector by far was telecommunication services, down 44.92 percent. The top-performing stock for the period was consumer discretionary company Harrah's Entertainment, benefiting from a rebound in domestic tourism. The worst-performing stocks for the year are predictable enough: Global Crossing (-99.41 percent), Enron (-99.36 percent) and WorldCom (-99.12 percent). As discussed in the last report, all three stocks have been delisted from the index, but following Enron, both Global Crossing and WorldCom were dropped from the index earlier on in the process, when it was evident that the companies were experiencing severe financial problems and would be declaring bankruptcy. The fact that S&P is quicker to delist such companies is good news for index funds such as ours.

Q: Were there other developments of note concerning the index during the past 12 months?

A: In July 2002 there was a major rebalance of the S&P 500. Standard & Poor's decided to remove non-US domiciled securities from the index, representing nearly 2 percent in turnover. The company felt the change was necessary so that the S&P 500 would better represent US market capitalization and market return. Another reason for the change was overlap, in that several of these companies also appeared in S&P's global indices. The seven securities removed included Royal Dutch Petroleum, Unilever, Nortel and Placer Dome. Some of the names added in their place were United Parcel Service, Goldman Sachs, eBay, Prudential Financial and Principal Financial Group.

Q: What is your outlook for the economy and markets over the coming months?

A: Many market participants seem to be paying close attention to short-term technical levels - such as whether the market will retest its July lows - and not focusing as much on economic fundamentals; many have fairly low expectations concerning the US economy. It's true that economic growth is not picking up at the speed predicted six months ago, and there is talk of a "double dip" recession. Though we think there is still quite a bit of risk in the economy, at this point we're not looking for a return to recession. On the other hand we really don't anticipate much of a pickup in growth for at least another six months. And in light of weakening consumer confidence (the economy has relied on consumers, not businesses, to keep it going over the past year), and the possibility of war in the Middle East, our market outlook is cautious for the moment. Additionally, valuations in the equity market do appear more attractive at these current levels and are likely close to a bottom. We also anticipate the market to turn higher and be a leading indicator prior to witnessing a strong economic recovery. We believe Scudder S&P 500 Stock fund remains an attractive vehicle for investors seeking to participate in the long-term success of large American companies.

How the fund is managed

Scudder S&P 500 Stock Fund seeks to provide investment results that, before expenses, correspond to the total return of the Standard & Poor's 500 Composite Stock Price index. The fund offers investors a convenient means of participating in the stock market as measured by the S&P 500, while relieving them of the paperwork and time it takes to own all of these investments directly. The fund's portfolio utilizes a "passive," or "indexing," investment approach, attempting to duplicate the overall performance of the S&P 500. In doing so, the fund attempts to allocate its portfolio in approximately the same weightings as the index (relative weightings reflect differences in the value of outstanding shares held by the public), beginning with the heaviest-weighted stocks that make up a larger portion of the index's value. A two-stage sampling approach is used in managing the fund, which makes it easier to buy and sell stocks while minimizing transaction costs. In addition, because the portfolio turnover rate of index funds is typically lower than that of actively managed funds, index funds tend to generate fewer taxable capital gains.

The views expressed in this report reflect those of the portfolio management team only through the end of the report period as stated on the cover. The team's views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation.

Portfolio Summary August 31, 2002

Asset Allocation	8/31/02	8/31/01

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	8/31/02	8/31/01

Financials	21%	18%
Health Care	14%	14%
Information Technology	14%	16%
Consumer Discretionary	13%	12%
Industrials	12%	11%
Consumer Staples	10%	9%
Energy	6%	7%
Telecommunication Services	4%	6%
Utilities	3%	4%
Other	3%	3%
	100%	100%

Asset Allocation and Sector Diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2002 (23.3% of Portfolio)
1. General Electric Co. Industrial conglomerate	3.5%
2. Microsoft Corp. Developer of computer software	3.1%
3. Exxon Mobil Corp. Explorer and producer of oil and gas	2.8%
4. Wal-Mart Stores, Inc. Operator of discount stores	2.8%
5. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.4%
6. Citigroup, Inc. Provider of diversified financial services	1.9%
7. American International Group, Inc. Provider of insurance services	1.9%
8. Johnson & Johnson Provider of health care products	1.9%
9. International Business Machines Corp. Manufacturer of computers and servicer of information processing	1.5%
10. Coca-Cola Co. Bottler and distributor of soft drinks	1.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2002

	Shares	Value ($)
Common Stocks 97.9%
Consumer Discretionary 12.8%
Auto Components 0.3%
Cooper Tire & Rubber Co.	500	10,440
Dana Corp.	1,202	20,362
Delphi Automotive Systems Corp.	4,581	44,665
Goodyear Tire & Rubber Co.	1,280	17,306
Johnson Controls, Inc.	787	67,910
TRW, Inc.	1,073	61,590
Visteon Corp.	981	11,174
		233,447
Automobiles 0.7%
Ford Motor Co.	15,302	180,105
General Motors Corp.	4,737	226,713
Harley-Davidson, Inc.	2,533	124,700
		531,518
Hotel Restaurants & Leisure 0.8%
Carnival Corp. "A"	4,832	118,239
Darden Restaurants, Inc.	1,419	36,369
Harrah's Entertainment, Inc.*	973	46,256
Hilton Hotels Corp.	3,131	36,038
International Game Technology*	748	48,381
Marriott International, Inc. "A"	1,934	63,300
Starbucks Corp.*	3,340	67,134
Starwood Hotels & Resorts Worldwide, Inc.	1,761	45,399
Wendy's International, Inc.	957	34,174
YUM! Brands, Inc.*	2,446	74,187
		569,477
Household Durables 0.5%
American Greeting Corp. "A"	615	10,271
Black & Decker Corp.	699	31,364
Centex Corp.	553	27,921
Fortune Brands, Inc.	1,310	68,736
KB Home	415	19,899
Leggett & Platt, Inc.	1,558	36,068
Maytag Corp.	611	19,943
Newell Rubbermaid, Inc.	2,191	75,809
Pulte Homes, Inc.	515	24,586
Snap-On, Inc.	415	11,728
Stanley Works	739	25,776
Tupperware Corp.	315	5,746
Whirlpool Corp.	592	32,744
		390,591
Internet & Catalog Retailing 0.2%
eBay, Inc.*	2,300	129,996
Leisure Equipment & Products 0.3%
Brunswick Corp.	710	17,360
Eastman Kodak Co.	2,471	75,464
Hasbro, Inc.	1,461	19,212
Mattel, Inc.	3,603	70,006
		182,042
Media 3.4%
AOL Time Warner, Inc.*	37,258	471,314
Clear Channel Communications, Inc.*	5,162	176,437
Comcast Corp. "A"*	7,990	190,402
Dow Jones & Co., Inc.	760	32,338
Gannett Co., Inc.	2,193	166,580
Interpublic Group of Companies, Inc.	3,095	56,422
Knight-Ridder, Inc.	612	37,167
McGraw-Hill, Inc.	1,663	105,451
Meredith Corp.	315	12,480
New York Times Co. "A"	1,262	59,566
Omnicom Group, Inc.	1,547	93,594
TMP Worldwide, Inc.*	833	9,096
Tribune Co.	2,566	107,028
Univision Communications, Inc. "A"*	1,993	46,437
Viacom, Inc. "B"*	14,802	602,441
Walt Disney Co.	17,052	267,375
		2,434,128
Multiline Retail 4.1%
Big Lots, Inc.*	830	13,986
Costco Wholesale Corp.*	3,741	124,987
Dillard's, Inc.	715	17,560
Dollar General Corp.	2,739	41,030
Family Dollar Stores, Inc.	1,524	43,510
Federated Department Stores, Inc.*	1,648	59,163
J.C. Penny Co., Inc.	2,181	37,862
Kohl's Corp.*	2,836	197,726
Nordstrom, Inc.	1,070	20,683
Sears, Roebuck & Co.	2,599	118,280
Target Corp.	7,530	257,526
The May Department Stores Co.	2,364	69,336
Wal-Mart Stores, Inc.	36,977	1,977,530
		2,979,179
Specialty Retail 2.1%
AutoZone, Inc.*	843	60,991
Bed Bath & Beyond, Inc.*	2,355	75,501
Best Buy Co., Inc.*	2,546	53,965
Circuit City Stores - Circuit City Group	1,798	25,064
Gap, Inc.	7,412	86,943
Home Depot, Inc.	19,511	642,497
Lowe's Companies, Inc.	6,370	263,591
Office Depot, Inc.*	2,715	35,078
RadioShack Corp.	1,442	31,421
Sherwin-Williams Co.	1,233	33,291
Staples, Inc.*	3,861	53,668
Tiffany & Co.	1,204	29,859
TJX Companies, Inc.	4,354	86,122
Toys ''R'' Us, Inc.*	1,915	25,527
		1,503,518
Textiles, Apparel & Luxury Goods 0.4%
Jones Apparel Group, Inc.*	1,013	36,559
Liz Claiborne, Inc.	898	25,342
NIKE, Inc. "B"	2,282	98,537
Reebok International Ltd.*	380	9,295
The Limited, Inc.	4,178	63,882
VF Corp.	967	39,270
		272,885
Consumer Staples 10.0%
Beverages 3.1%
Adolph Coors Co. "B"	308	18,495
Anheuser-Busch Companies, Inc.	7,322	389,238
Brown-Forman Corp. "B"	572	40,286
Coca-Cola Co.	20,632	1,052,232
Coca-Cola Enterprises, Inc.	3,720	75,181
Pepsi Bottling Group, Inc.	2,320	67,744
PepsiCo, Inc.	14,856	587,555
		2,230,731
Food & Drug Retailing 1.2%
Albertson's, Inc.	3,370	86,676
CVS Corp.	3,224	94,753
Kroger Co.*	6,744	121,932
Safeway, Inc.*	3,959	102,221
Supervalu, Inc.	876	18,195
Sysco Corp.	5,570	157,965
Walgreen Co.	8,616	299,406
Winn-Dixie Stores, Inc.	1,046	16,893
		898,041
Food Products 1.6%
Archer Daniels Midland Co.	5,641	68,764
Campbell Soup Co.	3,447	79,798
ConAgra Foods, Inc.	4,333	113,915
General Mills, Inc.	2,952	124,250
H.J. Heinz Co.	2,854	107,796
Hershey Foods Corp.	1,071	81,128
Kellogg Co.	3,379	108,669
McDonald's Corp.	10,520	249,955
Sara Lee Corp.	6,405	118,108
William Wrigley Jr. Co.	1,936	98,562
		1,150,945
Household Products 2.2%
Clorox Co.	1,911	82,288
Colgate-Palmolive Co.	4,590	250,385
Kimberly-Clark Corp.	4,334	259,347
Procter & Gamble Co.	10,760	953,874
		1,545,894
Personal Products 0.6%
Alberto-Culver Co. "B"	415	20,443
Avon Products, Inc.	2,003	97,626
Gillette Co.	8,912	280,995
		399,064
Tobacco 1.3%
Philip Morris Companies, Inc.	17,785	889,250
UST, Inc.	1,478	51,301
		940,551
Energy 5.8%
Energy Equipment & Services 0.7%
Baker Hughes, Inc.	2,560	70,400
BJ Services Co.*	1,300	39,650
Halliburton Co.	3,710	56,392
Nabors Industries Ltd.*	1,203	39,723
Noble Corp.*	1,090	33,866
Rowan Companies, Inc.	886	18,234
Schlumberger Ltd.	4,759	205,636
Transocean Sedco Forex, Inc.	2,809	68,821
		532,722
Oil & Gas 5.1%
Amerada Hess Corp.	721	52,705
Anadarko Petroleum Corp.	2,052	91,601
Apache Corp.	1,141	62,796
Ashland, Inc.	515	14,760
Burlington Resources, Inc.	1,701	65,437
ChevronTexaco Corp.	8,962	686,723
Conoco, Inc.	5,359	131,563
Devon Energy Corp.	1,362	64,014
EOG Resources, Inc.	941	32,784
Exxon Mobil Corp.	56,337	1,997,147
Kerr-McGee Corp.	948	44,414
Marathon Oil Corp.	2,706	66,974
Occidental Petroleum Corp.	3,026	89,872
Phillips Petroleum Co.	3,214	169,003
Sunoco, Inc.	630	22,352
Unocal Corp.	1,989	65,776
		3,657,921
Financials 20.5%
Banks 8.3%
AmSouth Bancorp.	2,884	64,803
Bank of America Corp.	12,742	892,959
Bank of New York Co., Inc.	6,162	216,594
Bank One Corp.	9,902	405,487
BB&T Corp.	3,933	149,651
Charter One Financial, Inc.	1,906	64,239
Comerica, Inc.	1,434	83,889
Fifth Third Bancorp.	4,995	335,564
First Tennessee National Corp.	1,000	38,300
FleetBoston Financial Corp.	8,865	213,912
Golden West Financial Corp.	1,297	88,183
Huntington Bancshares, Inc.	2,082	42,036
J.P. Morgan Chase & Co.	16,648	439,507
KeyCorp	3,456	92,724
Marshall & Ilsley Corp.	1,768	54,101
Mellon Financial Corp.	3,847	106,370
National City Corp.	4,912	153,107
North Fork Bancorp., Inc.	1,400	58,758
Northern Trust Corp.	1,856	79,325
PNC Financial Services Group	2,361	108,818
Regions Financial Corp.	1,874	66,939
SouthTrust Corp.	3,038	79,717
SunTrust Banks, Inc.	2,301	155,341
Synovus Financial Corp.	2,273	54,938
U.S. Bancorp.	16,135	346,741
Union Planters Corp.	1,530	47,522
Wachovia Corp.	11,452	422,006
Washington Mutual, Inc.	8,178	309,210
Wells Fargo & Co.	14,158	738,906
Zions Bancorp.	829	45,280
		5,954,927
Diversified Financials 6.9%
American Express Co.	11,214	404,377
Bear Stearns Companies, Inc.	815	52,103
Capital One Finance Corp.	1,860	66,346
Charles Schwab Corp.	11,641	106,864
Citigroup, Inc.	42,744	1,399,866
Countrywide Credit Industries, Inc.	1,086	57,004
Fannie Mae	8,277	627,231
Franklin Resources, Inc.	2,136	74,760
Freddie Mac	5,846	374,729
Goldman Sachs Group, Inc.	3,900	301,470
Household International, Inc.	3,751	135,449
Lehman Brothers Holdings, Inc.	2,032	115,844
MBNA Corp.	10,572	213,554
Merrill Lynch & Co., Inc.	7,207	261,038
Moody's Corp.	1,344	64,942
Morgan Stanley	9,232	394,391
Providian Financial Corp.*	2,485	14,115
SLM Corp.	1,287	117,954
State Street Corp.	2,726	118,090
Stilwell Financial, Inc.	1,767	24,632
T. Rowe Price Group, Inc.	1,021	28,884
		4,953,643
Insurance 5.0%
Ace Ltd.	2,100	66,801
AFLAC, Inc.	4,378	134,011
Allstate Corp.	5,855	217,923
AMBAC Financial Group, Inc.	911	52,392
American International Group, Inc.	21,816	1,370,045
Aon Corp.	2,442	48,254
Chubb Corp.	1,388	85,903
Cincinnati Financial Corp.	1,362	54,112
Hartford Financial Services Group, Inc.	2,181	109,094
Jefferson-Pilot Corp.	1,199	50,502
John Hancock Financial Services, Inc.	2,527	76,694
Lincoln National Corp.	1,685	62,429
Loews Corp.	1,600	84,016
Marsh & McLennan Companies, Inc.	4,550	221,358
MBIA, Inc.	1,291	59,334
MetLife, Inc.	5,704	153,552
MGIC Investment Corp.	872	52,503
Principal Financial Group, Inc.*	2,900	85,057
Progressive Corp.	1,774	95,353
Prudential Financial, Inc.*	5,000	151,000
Safeco Corp.	1,129	37,381
St. Paul Companies, Inc.	1,980	60,232
Torchmark Corp.	939	35,072
Travelers Property Casualty Corp.*	8,325	135,613
UnumProvident Corp.	2,027	46,945
XL Capital Ltd. "A"	1,075	79,131
		3,624,707
Real Estate 0.3%
Equity Office Properties Trust (REIT)	3,600	100,368
Equity Residential (REIT)	2,200	61,424
Plum Creek Timber Co., Inc. (REIT)	1,400	36,036
Simon Property Group, Inc. (REIT)	1,400	49,826
		247,654
Health Care 14.3%
Biotechnology 0.9%
Amgen, Inc.*	10,613	477,903
Biogen, Inc.*	1,244	41,674
Chiron Corp.*	1,616	61,230
Genzyme Corp. (General Division)*	1,700	35,156
MedImmune, Inc.*	2,064	52,983
		668,946
Health Care Equipment & Supplies 1.7%
Applera Corp. - Applied Biosystems Group	1,719	34,053
Bausch & Lomb, Inc.	482	15,178
Baxter International, Inc.	5,004	181,595
Becton, Dickinson & Co.	2,133	65,120
Biomet, Inc.	2,202	59,146
Boston Scientific Corp.*	3,467	101,063
C.R. Bard, Inc.	464	25,399
Guidant Corp.*	2,455	90,344
Medtronic, Inc.	10,144	417,730
St. Jude Medical, Inc.*	1,396	51,945
Stryker Corp.	1,680	94,702
Zimmer Holdings, Inc.*	1,574	58,081
		1,194,356
Health Care Providers & Services 2.0%
Aetna, Inc.	1,188	50,621
AmerisourceBergen Corp.	885	64,171
Anthem, Inc.*	1,147	72,387
Cardinal Health, Inc.	3,772	244,576
CIGNA Corp.	1,116	94,994
HCA, Inc.	4,269	198,722
Health Management Associates, Inc.*	2,000	38,500
HEALTHSOUTH Corp.*	3,322	17,906
Humana, Inc.*	1,609	21,400
IMS Health, Inc.	2,334	40,612
Manor Care, Inc.*	930	21,799
McKesson Corp.	2,326	78,014
Quintiles Transnational Corp.*	969	9,719
Tenet Healthcare Corp.*	4,156	196,015
UnitedHealth Group, Inc.	2,561	226,264
Wellpoint Health Networks, Inc.*	1,134	84,336
		1,460,036
Pharmaceuticals 9.7%
Abbott Laboratories	12,950	518,389
Allergan, Inc.	1,098	64,475
Bristol-Myers Squibb Co.	16,247	405,363
Eli Lilly & Co.	9,302	539,981
Forest Laboratories, Inc.*	1,504	109,792
Johnson & Johnson	25,025	1,359,108
King Pharmaceuticals, Inc.*	2,056	43,813
Merck & Co., Inc.	18,848	952,201
Pfizer, Inc.	51,943	1,718,274
Pharmacia Corp.	10,687	467,022
Schering-Plough Corp.	12,331	284,599
Watson Pharmaceuticals, Inc.*	917	21,384
Wyeth	11,089	474,609
		6,959,010
Industrials 11.8%
Aerospace & Defense 1.8%
Boeing Co.	6,963	258,118
General Dynamics Corp.	1,697	133,452
Goodrich Corp.	867	18,094
Honeywell International, Inc.	6,859	205,427
Lockheed Martin Corp.	3,725	235,867
Northrop Grumman Corp.	931	114,327
Raytheon Co.	3,428	119,980
Rockwell Collins, Inc.	1,446	30,728
United Technologies Corp.	3,931	233,462
		1,349,455
Air Freight & Logistics 1.0%
FedEx Corp.	2,476	117,239
Ryder System, Inc.	486	12,704
United Parcel Service, Inc. "B"	9,200	587,972
		717,915
Airlines 0.2%
AMR Corp.*	1,263	12,870
Delta Air Lines, Inc.	1,003	17,623
Southwest Airlines Co.	6,294	89,438
		119,931
Building Products 0.2%
American Standard Companies, Inc.*	580	41,545
Crane Co.	315	7,198
Masco Corp.	3,913	94,538
		143,281
Commercial Services & Supplies 2.0%
Allied Waste Industries, Inc.*	1,476	12,856
Apollo Group, Inc. "A"*	1,500	62,745
Automatic Data Processing, Inc.	5,189	195,989
Avery Dennison Corp.	876	55,293
Cendant Corp.*	8,722	124,812
Cintas Corp.	1,413	62,186
Concord EFS, Inc.*	4,350	88,784
Convergys Corp.*	1,413	25,279
Deluxe Corp.	515	23,412
Equifax, Inc.	1,158	26,958
First Data Corp.	6,410	222,748
Fiserv, Inc.*	1,658	61,031
H&R Block, Inc.	1,526	74,621
Monsanto Co.	2,323	42,673
Paychex, Inc.	3,253	76,120
Pitney Bowes, Inc.	1,980	71,775
R.R. Donnelley & Sons Co.	776	20,471
Robert Half International, Inc.*	1,425	24,681
Sabre Holdings Corp.*	1,313	35,333
Waste Management, Inc.	5,069	128,905
		1,436,672
Construction & Engineering 0.0%
Fluor Corp.	753	20,828
McDermott International, Inc.*	100	705
		21,533
Electrical Equipment 0.4%
American Power Conversion Corp.*	1,592	19,916
Cooper Industries, Inc. "A"	804	26,307
Emerson Electric Co.	3,504	170,925
Molex, Inc.	1,560	46,332
Power-One, Inc.*	510	2,157
Rockwell Automation, Inc.	1,546	28,477
Thomas & Betts Corp.*	361	5,830
		299,944
Industrial Conglomerates 4.5%
3M Co.	3,211	401,275
General Electric Co.	82,687	2,493,013
Textron, Inc.	1,167	45,338
Tyco International Ltd.	16,742	262,682
		3,202,308
Machinery 1.1%
Caterpillar, Inc.	2,836	123,763
Cummins, Inc.	364	10,844
Danaher Corp.	1,241	74,646
Deere & Co.	2,038	93,585
Dover Corp.	1,718	49,358
Eaton Corp.	666	47,113
Illinois Tool Works, Inc.	2,569	176,028
Ingersoll-Rand Co. "A"	1,382	51,894
ITT Industries, Inc.	742	50,441
Navistar International Corp.	515	12,875
PACCAR, Inc.	989	34,904
Pall Corp.	1,007	17,018
Parker-Hannifin Corp.	1,035	41,980
		784,449
Road & Rail 0.5%
Burlington Northern Santa Fe Corp.	2,977	85,619
CSX Corp.	1,732	60,326
Norfolk Southern Corp.	3,349	70,095
Union Pacific Corp.	2,095	126,852
		342,892
Trading Companies & Distributors 0.1%
Genuine Parts Co.	1,373	45,652
W.W. Grainger, Inc.	826	37,211
		82,863
Information Technology 13.4%
Communications Equipment 2.0%
ADC Telecommunications, Inc.*	6,163	7,889
Andrew Corp.*	864	8,631
Avaya, Inc.*	2,434	5,111
CIENA Corp.*	3,800	15,424
Cisco Systems, Inc.*	61,129	844,803
Comverse Technologies, Inc.*	1,623	13,276
Corning, Inc.*	7,453	14,906
JDS Uniphase Corp.*	10,789	29,022
Lucent Technologies, Inc.*	28,348	49,042
Motorola, Inc.	19,014	228,168
QUALCOMM, Inc.*	6,520	180,669
Scientific-Atlanta, Inc.	1,174	17,305
Tellabs, Inc.*	3,143	17,758
		1,432,004
Computers & Peripherals 3.3%
Apple Computer, Inc.*	2,907	42,878
Dell Computer Corp.*	21,647	576,243
EMC Corp.*	18,677	126,257
Gateway, Inc.*	2,196	7,686
Hewlett-Packard Co.	25,276	339,458
International Business Machines Corp.	14,271	1,075,748
Lexmark International, Inc.*	1,029	48,569
NCR Corp.*	803	22,564
Network Appliance, Inc.*	2,708	25,834
Sun Microsystems, Inc.*	27,421	101,183
		2,366,420
Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	3,750	50,363
Jabil Circuit, Inc.*	1,676	31,358
Millipore Corp.	442	15,598
PerkinElmer, Inc.	990	5,643
Sanmina Corp.*	4,250	15,045
Solectron Corp.*	6,868	25,549
Symbol Technologies, Inc.	1,801	16,425
Tektronix, Inc.*	670	11,631
Thermo Electron Corp.*	1,424	25,319
Waters Corp.*	1,047	26,154
		223,085
Internet Software & Services 0.1%
Yahoo!, Inc.*	4,826	49,660
IT Consulting & Services 0.4%
Computer Sciences Corp.*	1,392	51,267
Electronic Data Systems Corp.	4,041	162,691
SunGard Data Systems, Inc.*	2,300	56,695
Unisys Corp.*	2,823	25,125
		295,778
Office Electronics 0.0%
Xerox Corp.*	5,906	41,401
Semiconductor Equipment & Products 2.9%
Advanced Micro Devices, Inc.*	2,791	24,700
Altera Corp.*	3,187	34,133
Analog Devices, Inc.*	3,086	74,373
Applied Materials, Inc.*	13,720	183,299
Applied Micro Circuits Corp.*	2,518	9,694
Broadcom Corp. "A"*	2,178	35,915
Intel Corp.	55,596	926,785
KLA-Tencor Corp.*	1,692	55,616
Linear Technology Corp.	2,588	67,857
LSI Logic Corp.*	3,011	22,071
Maxim Integrated Products, Inc.*	2,788	88,129
Micron Technology, Inc.*	4,934	85,112
National Semiconductor Corp.*	1,437	22,978
Novellus Systems, Inc.*	1,195	29,230
NVIDIA Corp.*	1,195	12,129
PMC-Sierra, Inc.*	1,319	9,246
QLogic Corp.*	766	25,699
Teradyne, Inc.*	1,486	18,798
Texas Instruments, Inc.	14,355	282,794
Xilinx, Inc.*	2,731	52,763
		2,061,321
Software 4.4%
Adobe Systems, Inc.	2,098	42,170
Autodesk, Inc.	1,096	14,577
BMC Software, Inc.*	2,164	30,080
Citrix Systems, Inc.*	1,469	9,255
Computer Associates International, Inc.	4,638	51,946
Compuware Corp.*	3,068	11,137
Electronic Arts, Inc.*	1,200	75,912
Intuit, Inc.*	1,805	80,557
Mercury Interactive Corp.*	689	17,507
Microsoft Corp.*	45,143	2,217,424
Novell, Inc.*	2,445	6,357
Oracle Corp.*	45,894	440,123
Parametric Technology Corp.*	2,078	4,738
PeopleSoft, Inc.*	2,497	40,152
Rational Software Corp.*	1,400	9,520
Siebel Systems, Inc.*	3,775	31,974
VERITAS Software Corp.*	3,345	54,156
		3,137,585
Materials 2.7%
Chemicals 1.5%
Air Products & Chemicals, Inc.	1,900	89,129
Dow Chemical Co.	7,634	230,699
E.I. du Pont de Nemours & Co.	8,158	328,849
Eastman Chemical Co.	709	31,813
Ecolab, Inc.	1,129	50,850
Engelhard Corp.	1,046	27,363
Great Lakes Chemicals Corp.	515	14,811
Hercules, Inc.*	600	6,300
International Flavors & Fragrances, Inc.	830	26,768
PPG Industries, Inc.	1,428	80,354
Praxair, Inc.	1,306	73,175
Rohm & Haas Co.	1,886	68,632
Sigma-Aldrich Corp.	692	35,292
		1,064,035
Construction Materials 0.0%
Vulcan Materials Co.	821	32,035
Containers & Packaging 0.2%
Ball Corp.	400	19,924
Bemis Company Co., Inc.	515	27,285
Pactiv Corp.*	1,446	26,259
Sealed Air Corp.*	710	10,998
Temple-Inland, Inc.	467	23,887
		108,353
Metals & Mining 0.5%
Alcoa, Inc.	7,139	179,118
Allegheny Technologies, Inc.	715	6,213
Freeport McMoRan Copper & Gold, Inc. "B"*	1,146	18,783
Newmont Mining Corp.	3,392	96,638
Nucor Corp.	633	31,675
Phelps Dodge Corp.*	680	21,971
United States Steel Corp.	814	11,176
Worthington Industries, Inc.	700	12,425
		377,999
Paper & Forest Products 0.5%
Boise Cascade Corp.	502	13,579
Georgia-Pacific Corp.	1,978	41,637
International Paper Co.	4,120	155,118
Louisiana-Pacific Corp.*	715	5,541
MeadWestvaco Corp.	1,630	37,956
Weyerhaeuser Co.	1,906	103,896
		357,727
Telecommunication Services 3.7%
Diversified Telecommunication Services 3.4%
ALLTEL Corp.	2,617	110,071
AT&T Corp.	31,811	388,730
BellSouth Corp.	15,710	366,357
CenturyTel, Inc.	1,153	31,189
Citizens Communications Co.*	2,300	16,836
Qwest Communications International, Inc.*	13,381	43,488
SBC Communications, Inc.	27,816	688,168
Sprint Corp.	7,325	84,970
Verizon Communications, Inc.	22,602	700,662
		2,430,471
Wireless Telecommunication Services 0.3%
AT&T Wireless Services, Inc.*	22,899	113,121
Nextel Communications, Inc. "A"*	6,922	52,676
Sprint Corp. (PCS Group)*	8,035	31,819
		197,616
Utilities 2.9%
Electric Utilities 2.2%
Allegheny Energy, Inc.	1,127	23,273
Ameren Corp.	1,264	55,679
American Electric Power Co.	2,764	94,252
CINergy Corp.	1,288	44,307
CMS Energy Corp.	1,162	12,271
Consolidated Edison, Inc.	1,660	67,545
Constellation Energy Group, Inc.	1,335	37,393
Dominion Resources, Inc.	2,254	141,348
DTE Energy Co.	1,306	56,040
Edison International*	2,649	31,735
Entergy Corp.	1,958	82,608
Exelon Corp.	2,668	124,916
FirstEnergy Corp.	2,651	87,477
FPL Group, Inc.	1,505	85,905
PG&E Corp.*	3,236	36,729
Pinnacle West Capital Corp.	600	20,046
PPL Corp.	1,191	43,293
Progress Energy, Inc.	1,795	83,503
Public Service Enterprise Group, Inc.	1,804	63,501
Reliant Energy, Inc.	2,507	29,708
Southern Co.	5,942	172,080
TECO Energy, Inc.	1,079	21,310
TXU Corp.	2,186	105,715
Xcel Energy, Inc.	3,086	29,811
		1,550,445
Gas Utilities 0.4%
El Paso Corp.	4,973	84,093
KeySpan Corp.	1,307	45,797
Kinder Morgan, Inc.	1,047	43,126
NICOR, Inc.	315	8,946
NiSource, Inc.	1,839	36,578
Peoples Energy Corp.	200	6,684
Sempra Energy	1,666	40,001
		265,225
Multi-Utilities & Unregulated Power 0.3%
AES Corp.*	4,151	12,536
Calpine Corp.*	3,280	16,006
Duke Energy Corp.	7,069	189,661
Dynegy, Inc. "A"	2,327	4,840
Mirant Corp.*	3,235	12,228
Williams Companies, Inc.	3,449	11,106
		246,377
Total Common Stocks (Cost $91,844,126)		70,384,709
	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 0.2%
U.S. Treasury Bill, 1.59%**, 10/24/2002 (c) (Cost $149,637)	150,000	149,647
	Shares	Value ($)
Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 1.91% (b) (Cost $1,330,418)	1,330,418	1,330,418
Total Investment Portfolio - 100.0% (Cost $93,324,181) (a)		71,864,774

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $97,036,043. At August 31, 2002, net unrealized depreciation for all securities based on tax cost was $25,171,269. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,134,658 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $28,305,927.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At August 31, 2002, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

At August 31, 2002, open futures contracts purchased were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)
S&P 500 Index	9/19/2002	6	1,297,661	1,374,150
Total unrealized appreciation on open futures contracts				76,489

The accompanying notes are an integral part of the financial statements.

Financial Statements	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2002
Assets
Investments in securities, at value (cost $93,324,181)	$ 71,864,774
Dividends receivable	108,095
Receivable for Fund shares sold	62,371
Total assets	72,035,240
Liabilities
Payable for Fund shares redeemed	253,947
Payable for daily variation margin on open futures contracts	1,356
Accrued management fee	25,607
Other payables and expenses	61,432
Total liabilities	342,342
Net assets, at value	$ 71,692,898
Net Assets
Net assets consist of: Undistributed net investment income	147,629
Net unrealized appreciation (depreciation) on: Investments	(21,459,407)
Futures	76,489
Accumulated net realized gain (loss)	(7,784,342)
Paid-in capital	100,712,529
Net assets, at value	$ 71,692,898

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($50,960,849 / 8,868,238 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.75
Maximum offering price per share (100 / 95.50 of $5.75)	$ 6.02
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($13,222,605 / 2,328,154 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.68
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($7,509,444 / 1,321,399 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.68

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,646)	$ 1,073,625
Interest	43,640
Total Income	1,117,265
Expenses: Management fee	280,019
Administrative fee	272,735
Distribution service fees	349,533
Trustees' fees and expenses	12,056
Other	9,474
Total expenses, before expense reductions	923,817
Expense reductions	(30)
Total expenses, after expense reductions	923,787
Net investment income (loss)	193,478
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(5,621,868)
Futures	(288,986)
(5,910,854)
Net unrealized appreciation (depreciation) during the period on: Investments	(10,630,128)
Futures	129,070
(10,501,058)
Net gain (loss) on investment transactions	(16,411,912)
Net increase (decrease) in net assets resulting from operations	$ (16,218,434)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2002	2001
Operations: Net investment income	$ 193,478	$ 93,019
Net realized gain (loss) on investment transactions	(5,910,854)	(1,799,829)
Net unrealized appreciation (depreciation) on investment transactions during the period	(10,501,058)	(11,458,036)
Net increase (decrease) in net assets resulting from operations	(16,218,434)	(13,164,846)
Distributions to shareholders from: Net investment income: Class A	(99,581)	(108,745)
Net realized gains: Class A	-	(62,074)
Class B	-	(6,942)
Class C	-	(6,910)
Fund share transactions: Proceeds from shares sold	58,885,353	68,248,273
Reinvestment of distributions	99,581	184,366
Cost of shares redeemed	(35,771,093)	(16,922,787)
Net increase (decrease) in net assets from Fund share transactions	23,213,841	51,509,852
Increase (decrease) in net assets	6,895,826	38,160,335
Net assets at beginning of period	64,797,072	26,636,737
Net assets at end of period (including undistributed net investment income of $147,629 and $54,327, respectively)	$ 71,692,898	$ 64,797,072

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.10	$ 9.59	$ 9.50
Income from investment operations: Net investment income[b]	.03	.03	.03
Net realized and unrealized gain (loss)	(1.37)	(2.46)	.06
Total from investment operations	(1.34)	(2.43)	.09
Less distribution from: Net investment income	(.01)	(.04)	-
Net realized gains on investment transactions	-	(.02)	-
Total distributions	(.01)	(.06)	-
Net asset value, end of period	$ 5.75	$ 7.10	$ 9.59
Total Return (%)[c]	(18.87)	(25.46)[d]	.95d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	51	45	22
Ratio of expenses before expense reductions (%)	1.00	1.62[e]	3.19*
Ratio of expenses after expense reductions (%)	1.00	1.03[e]	1.00*
Ratio of net investment income (loss) (%)	.48	.41	.90*
Portfolio turnover rate (%)	12	8	43*
[a] For the period from April 3, 2000 (commencement of operations) to August 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.61% and 1.02%, respectively.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.06	$ 9.57	$ 9.50
Income from investment operations: Net investment income (loss)[b]	(.02)	(.03)	.00
Net realized and unrealized gain (loss)	(1.36)	(2.46)	.07
Total from investment operations	(1.38)	(2.49)	.07
Less distribution from: Net realized gains on investment transactions	-	(.02)	-
Net asset value, end of period	$ 5.68	$ 7.06	$ 9.57
Total Return (%)[c]	(19.55)	(26.04)[d]	.74d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	13	14	3
Ratio of expenses before expense reductions (%)	1.80	2.64[e]	4.18*
Ratio of expenses after expense reductions (%)	1.80	1.81[e]	1.75*
Ratio of net investment income (loss) (%)	(.32)	(.38)	.09*
Portfolio turnover rate (%)	12	8	43*
[a] For the period from April 3, 2000 (commencement of operations) to August 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.64% and 1.80%, respectively.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.06	$ 9.57	$ 9.50
Income from investment operations: Net investment income (loss)[b]	(.02)	(.03)	.00
Net realized and unrealized gain (loss)	(1.36)	(2.46)	.07
Total from investment operations	(1.38)	(2.49)	.07
Less distribution from: Net realized gains on investment transactions	-	(.02)	-
Net asset value, end of period	$ 5.68	$ 7.06	$ 9.57
Total Return (%)[c]	(19.55)	(26.04)[d]	.74d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	8	5	2
Ratio of expenses before expense reductions (%)	1.77	2.67[e]	4.13*
Ratio of expenses after expense reductions (%)	1.77	1.80[e]	1.75*
Ratio of net investment income (loss) (%)	(.29)	(.36)	.09*
Portfolio turnover rate (%)	12	8	43*
[a] For the period from April 3, 2000 (commencement of operations) to August 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.66% and 1.79%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder S&P 500 Stock Fund (the "Fund") is a diversified series of Scudder Investors Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $866,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009 ($228,000) and August 31, 2010 ($638,000), the expiration dates, whichever occurs first. In addition, from November 1, 2001 through August 31, 2002, the Fund incurred approximately $3,130,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income	$ 153,033
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (866,000)
Unrealized appreciation (depreciation) on investments	$ (25,171,269)

In addition, during the year ended August 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 99,581

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term instruments) aggregated $32,263,907 and $8,896,239, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with DeIM, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.40% of the first $100,000,000 of the Fund's average daily net assets, 0.36% of the next $100,000,000 of such net assets and 0.34% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. As a result of the acquisition of ZSI by Deutsche Bank AG on April 5, 2002, the sub-advisor agreement between the Fund and Deutsche Asset Management, Inc. terminated and the Advisor agreed to lower the investment management fee rate paid by the Fund.

Effective April 5, 2002, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with DeIM. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.33% of the first $100,000,000 of the Fund's average daily net assets, 0.29% of the next $100,000,000 of such net assets and 0.27% of such net assets on excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2002, the fees pursuant to the Agreement and the Management Agreement amounted to an annual effective rate of 0.37% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Agreement and Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.35%, 0.40% and 0.375% of the average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., fund accounting, custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund are not borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended August 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at August 31, 2002
Class A	$ 187,773	$ 17,290
Class B	57,889	4,905
Class C	27,073	2,474
	$ 272,735	$ 24,669

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2002
Class B	$ 108,542	$ 8,346
Class C	54,145	4,726
	$ 162,687	$ 13,072

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2002	Effective Rate
Class A	$ 133,051	$ 17,032	0.25%
Class B	35,891	3,696	0.25%
Class C	17,904	1,868	0.25%
	$ 186,846	$ 22,596

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2002 aggregated $6,512.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2002 the CDSC for Class B and C shares aggregated $70,093 and $1,024, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2002, SDI received $211.

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended August 31, 2002, totaled $39,581 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $30 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,698,957	$ 45,271,215	5,794,715	$ 46,846,655
Class B	1,141,086	7,539,065	2,072,745	16,664,988
Class C	905,554	6,075,073	581,613	4,736,630
		$ 58,885,353		$ 68,248,273
Shares issued in reinvestment of dividends
Class A	13,987	$ 99,581	21,234	$ 170,514
Class B	-	-	866	6,943
Class C	-	-	6,333	6,909
		$ 99,581		$ 184,366
Shares redeemed
Class A	(4,218,486)	$ (28,148,267)	(1,712,623)	$ (13,713,967)
Class B	(828,642)	(5,480,313)	(321,792)	(2,517,326)
Class C	(332,788)	(2,142,513)	(82,983)	(691,494)
		$ (35,771,093)		$ (16,922,787)
Net increase (decrease)
Class A	2,494,458	$ 17,222,529	4,103,326	$ 33,303,202
Class B	312,444	2,058,752	1,751,819	14,154,605
Class C	572,766	3,932,560	504,963	4,052,045
		$ 23,213,841		$ 51,509,852

G. Subsequent Event

On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Corporation. Under this agreement, it is proposed that Deutsche Investment Management Americas Inc. would remain as investment advisor of the Fund and that Northern Trust Investment, Inc., a subsidiary of Northern Trust Corporation, would become a sub-advisor to the Fund, subject to Board and shareholder approval and satisfaction of certain other conditions, within three to six months.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder S&P 500 Stock Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder S&P 500 Stock Fund (the "Fund"), a series of the Scudder Investors Trust (the "Trust"), as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder S&P 500 Stock Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts October 16, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended August 31, 2002 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder S&P 500 Stock Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
6,713,789	26,128	100,491

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of August 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996); Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer)	83
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs; formerly, Governor, State of Illinois; Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly Project Leader, International Institute for Applied Systems Analysis (1998-2001); formerly, Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (60) Trustee, 1995-present	Retired; formerly, President, Hood College; formerly, Partner, Steptoe & Johnson (law firm); formerly, Commissioner, Internal Revenue Service; formerly, Assistant Attorney General (Tax), U.S. Department of Justice; Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business; Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); formerly, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Trustees[2] and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present) and Deutsche Asset Management Mutual Funds; Vice President, Deutsche Asset Management, Inc. (2000 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 3 funds overseen) (1992-1999)	203
William F. Glavin, Jr.[1] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	83
Patrick Cannon (33) Vice President, 2002-present	Managing Director of Deutsche Asset Management (2000 to present); prior thereto, Principal, Barclays Global Investors	n/a
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Senior Vice President of Deutsche Asset Management	n/a
James A. Creighton (52) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1999 to present); prior thereto, Managing Director and Chief Investment Officer of Global Index Investments, Barclays Global Investors	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.), (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Gary L. French[4] (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Thomas Lally[4] (34) Assistant Treasurer, 2001-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Legal Counsel

Dechert

10 Post Office Square South Boston, MA 02109
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048